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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 1, 1999

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                                  YAHOO! INC.

             (Exact name of registrant as specified in its charter)

                                    0-26822

                            (Commission File Number)

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
           CALIFORNIA                           77-0398689
 (State or other jurisdiction of   (I.R.S. Employer Identification No.)
 incorporation or organization)
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                            3420 CENTRAL EXPRESSWAY
                         SANTA CLARA, CALIFORNIA 95051
            (Address of principal executive offices, with zip code)

                                 (408) 731-3300
              (Registrant's telephone number, including area code)

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ITEMS 5 AND 7 ARE HEREBY AMENDED AND RESTATED IN THEIR ENTIRETY AS FOLLOWS:

ITEM 5.  OTHER EVENTS

    On April 1, 1999, Yahoo! ("Yahoo") and broadcast.com inc. ("broadcast.com") announced that they had entered into an Agreement and Plan of Merger, dated as of March 31, 1999 (the "Agreement"), which sets forth the terms and conditions of the proposed merger of a subsidiary of Yahoo! with and into broadcast.com (the "Merger") pursuant to which broadcast.com will become a wholly-owned subsidiary of Yahoo!. A copy of the joint press release of Yahoo! and broadcast.com with respect to the Merger is included herein as Exhibit 99.1. The broadcast.com supplementary consolidated financial statements as of and for the three years ending December 31, 1998 reflecting the acquisition of Net Roadshow, Inc., on a pooling of interests basis, are included herein as Exhibit 99.2. The broadcast.com historical consolidated financial statements as of and for the three years ending December 31, 1998 are included herein as Exhibit 99.3. Such press release and financial statements are incorporated by reference into this
Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

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
 99.1* Press Release dated April 1, 1999.

 99.2 broadcast.com Supplementary Consolidated Financial Statements as of and for the three years ending December 31, 1998.

 99.3 broadcast.com Historical Consolidated Financial Statements as of and for the three years ending December 31, 1998.
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*   Previously filed.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 19, 1999

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
                                YAHOO! INC.

                                By:  /s/ GARY VALENZUELA
                                     -----------------------------------------
                                     Name: Gary Valenzuela
                                     SENIOR VICE PRESIDENT, FINANCE AND
                                     ADMINISTRATION, AND CHIEF FINANCIAL
                                     OFFICER
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                               INDEX TO EXHIBITS

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  EXHIBIT
  NUMBER     DESCRIPTION
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
      99.1*  Press Release dated April 1, 1999.

      99.2   broadcast.com Supplementary Consolidated Financial Statements as of and for the three years ending
               December 31, 1998.

      99.3   broadcast.com Historical Consolidated Financial Statements as of and for the three years ending December
               31, 1998.
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*   Previously filed.